Exhibit 10.18

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

STRATEGIC AGREEMENT

Parties:	Sierra Nevada Corporation (SNC) [***] [***]	World View Enterprises, Inc. (WVE or Partner) [***] [***]

Points of Contact for contractual communications:	For SNC: Punam Chatterjee Contracts Manager I [***] (o) [***] (m)	For WVE: Abby Kaeli Remote Sensing Business Manager [***]

Effective Date: 1 November 2022

Date of Applicable Non-Disclosure Agreement (included as Attachment C): 23 March 2022 (the NDA)

THIS AGREEMENT (the “Agreement”) is entered into as of the Effective Date by and between SNC and Partner (hereinafter, collectively, the “Parties” and singularly the “Party”).

WITNESSETH:

WHEREAS, Sierra Nevada Corporation is an aerospace and Defense Company providing customer-focused advanced technology solutions in aviation, space and electronics and systems integration for the DoD, other U.S. Government agencies and international and commercial customers. SNC uses diverse technologies in applications including aircraft integrations, unmanned aircraft, remote sensing, navigation and guidance systems, security, scientific research and infrastructure protection; and,

WHEREAS, World View Enterprises remote sensing products focus on Civil Mission Sets and Defense Capabilities, dedicated to connecting, protecting and saving lives. WVE core product offerings include stratospheric navigable Lighter than air high altitude platform/ high altitude balloon-based platforms (LTA-HAP/HAB) with reconfigurable payloads, low-detection capability, modularity, and all domain awareness. (Synonymous with unmanned High Altitude Balloons and referred to as HABs hereafter); and,

WHEREAS, SNC believes it can achieve a competitive advantage with [***] which offer [***]; and,

WHEREAS, SNC believes that it can grow its [***] by providing customers with a lower-cost solution to traditional [***] and that by partnering with WVE it can increase customer demand of these capabilities and scale this capability to other entities within SNC’s customer base; and,

WHEREAS, the Parties have complementary, rather than competing, capabilities and as a result, the Parties have determined that jointly pursuing and performing certain work would enable each Party to offer customers a more complete and more integrated solution than had either Party (or both Parties) separately pursued a particular customer; and,

WHEREAS, because of the above the Parties have determined that both they and potential customers would benefit from an optional arrangement between their respective organizations to jointly pursue and perform [***] opportunities for the product/technology/services in the named customer areas (the “Market”). These named customer areas (“Customer”) are:

•	[***];

•	[***];

•	[***];

•	[***];

•	[***].

•	A Third Party Prime Contractor acting on behalf of any of the above Customers,

•	These above-named customer areas for [***] product/technology/services opportunities are hereinafter referred to as the Market.

•	The Parties may consider on a case-by case basis other opportunities within business arenas not listed here as part of the Market for mutual benefit of the Parties; and,

WHEREAS, the Parties wish to establish an agreement for the pursuit and performance of future business opportunities related to the Market, whereby SNC will act as the mission systems lead for cases where SNC will be the prime; specializing in [***] and mission system design, manufacturing, modification, integration, deployment, ILSP, test and certification.

WHEREAS, WVE will provide their domain knowledge of stratospheric flight for all applicable opportunities, including supporting development of Concepts of Operations (CONOPs) in discussions with end customers when applicable. World View will provide their stratospheric platform products (manufacturing, integration, refurbishment), as well as mission planning, launch operations, flight operations, recovery, and command and control systems, products, and capabilities; and,

WHEREAS, direct responsibility for payload adaptation, integration, and gondola mission segment modification will be driven by customer requirements, knowledge of payload operations / providers, and logical leadership given overall program objectives.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties agree to enter into an agreement as follows:

1)	AGREEMENT TO PURSUE AND PERFORM OPPORTUNITIES

a) Except where the Parties mutually decide otherwise, or where precluded by or in conflict or inconsistent with existing agreements and opportunities currently being pursued by WVE or SNC (and any and all ensuing contracts, renewals, extensions and follow-on contracts of such agreements and opportunities) with any third parties to pursue and/or perform opportunities where it is providing or will provide the same or similar services as it would provide for the opportunities in the Market described below, the Parties agree to:

i. Jointly pursue [***] Customer where SNC has an existing relationship, e.g. either ongoing or previous prime contracts for military products or services with the Customer and/or ongoing or previous tier 1 major subcontracts for major portions of military products or services with a third Party [***] program prime contractor acting on behalf of that Customer. SNC shall perform the Prime Contractor (“Prime”) role for these opportunities.

ii. For all other [***] Customer opportunities, jointly pursue, if the Parties agree to pursue an opportunity under Section 1(c). The role of Prime contractor shall be determined on a case-by-case basis in accordance with 2(b). If either Party is not interested to pursue the opportunity jointly, both Parties are free to pursue the opportunity separately or with any third party

iii. Jointly pursue [***] Customer either via [***] or [***]. SNC shall perform the Prime Contractor (“Prime”) role for these opportunities.

iv. Other than 1(a)(iii), for all [***], jointly pursue, if the Parties agree to pursue an opportunity under Section 1(c). The role of Prime contractor shall be determined on a case-by-case basis in accordance with 2(b). If either Party is not interested to pursue the opportunity jointly, both Parties are free to pursue the opportunity separately with any third party.

v. For any opportunity outside the Market, jointly pursue if the Parties agree under Section 1(c). The Parties are not obligated to present opportunities outside the Market and shall only do so if one of the Parties, in its sole discretion, chooses to present any such opportunity to the Board. The role of Prime contractor shall be determined on a case-by-case basis in accordance with 2(b). If either Party is not interested to pursue the opportunity jointly, both Parties are free to pursue the opportunity separately with any third party.

vi. For any or all of the above opportunities of 1(a)(i) – 1(a)(iv) or groups of opportunities therein where the Parties are jointly pursuing under this Agreement, the Parties may mutually determine that the probability of successful pursuit and positive business growth would be best served by joint product development or joint test and evaluation projects or activities. Product development examples include, but not limited to, remote sensing solutions and use cases (with a view towards combined product offerings) for [***]. Test and evaluation examples include, but not limited to, further progression and improvement of flight readiness of such hardware and evaluation of new sensors. The parties shall authorize and incorporate these activities and the associated obligations, rights, ownership and limitations of the Parties into a Program Opportunity Teaming Agreement(s) in accordance with 2(a) through 2(d). The permissible sale to and/or use of any jointly developed systems by parties outside the WVE/SNC team shall be mutually determined by the Parties before their co-development begins and shall be defined and documented in the Program Opportunity Teaming Agreements authorizing the co-development product and associated activity.

b) Opportunity Review Board. Each Party shall appoint two (2) individuals to serve on a board designed to review opportunities identified by either Party (the “Opportunity Review Board” or “Board”). However, each Party shall have only a single vote for all Board decisions. A Party may change its representative(s) to the Board at any time by providing written notice to the other Party.

c) Opportunity Review—Pursue Decision. For opportunities described in 1)(a)(ii), 1)(a)(iv), or 1)(a)(iii) (“Candidate Opportunity(ies)”), the Board shall determine if the particular Candidate Opportunities are appropriate for joint pursuit and performance by the Parties. When a Party becomes aware of a new Candidate Opportunity, that Party shall identify the Customer and Candidate Opportunity to the Opportunity Review Board as soon as reasonably possible. The Board will review each Candidate Opportunity presented. The Board will decide in a timely manner whether the Candidate Opportunity will be jointly pursued or not. If the Board decides the Parties will jointly pursue a Candidate Opportunity, then the Parties shall enter into a Program Opportunity Teaming Agreement for this new opportunity per 2)(a) through 2)(d) of this Strategic Agreement. Either Party may decline to pursue an opportunity presented to the Board for any reason. For the purpose of this Agreement, if the Board fails to make a timely decision on a course of action with respect to a particular Candidate Opportunity presented to the Board, that failure constitutes a Board decision not to jointly pursue the Candidate Opportunity.

d) Marketing and Customer Outreach Activities. The Parties recognize that this Agreement may benefit by coordination of marketing and customer outreach activities. Accordingly, where requested by either Party or its Board members, the Parties agree to use the Board to discuss consistent and coordinated messaging to the public and to customers. Public release or media communications will be jointly coordinated between SNC and WVE

e) Non-circumvention. During the term of this Agreement, neither Party shall independently pursue program opportunities in the Market, except that, should the Opportunity Review Board decide not to pursue a Candidate Opportunity together, either Party may pursue the Candidate Opportunity either independently or with other partners. Note that this agreement will not negate or alter current Agreements either Party has with other parties as may already be in place.

f) Annual Minimum Flight Commitment. SNC and WVE shall agree on an annual minimum number of stratospheric LTA-HAP balloon-based flights required to be contracted for using WVE’s system during the term of this Agreement, the terms of which commitment are set forth in writing and attached hereto as Attachment D and incorporated herein by this reference. Such terms include, among other things, that (i) SNC shall pay [***] that will be credited against amounts owed to WVE by SNC under the relevant subcontracts that WVE will execute with SNC in respect of such flights, (ii) the annual minimum flight commitment shall be adjusted for the next annual period of this Agreement by written agreement of the parties each year no later than [***] prior to the end of the then current annual period, (iii) SNC will pay a pre-negotiated fixed total price for each such flight, provided however, that the fixed total price is only applicable in respect of flights utilizing WVE’s basic system (that is, a payload that fits within WVE’s existing ICD without the need for any modifications, additions, or other changes or additional equipment, hardware, software, etc.) and only if a firm fixed timeline for readiness of the flight is established by SNC for the flight which is reasonably acceptable to WVE, (iv) such fixed total price will not apply and is subject to adjustment by WVE if the flight requires any modifications, additions or other changes or additional equipment, hardware, software, etc. beyond WVE’s existing basic system or if the timeline for readiness of the flight mission is delayed for any cause that is not within the control of WVE or due to the fault of WVE, and (v) if SNC does not procure such minimum number of flights during any annual period during the term of this Agreement, SNC may “catch up” during the subsequent annual period if it procures the minimum number of flights during such subsequent annual period as well as the minimum number of flights committed to in the previous annual period(s) that were not procured during that/those previous annual period(s) (that is, SNC will not [***] if it does not fulfill the minimum commitment for any annual period until the Agreement finally terminates as of the end of the term of this Agreement).

g) As soon as practicable after the annual minimum flight commitment has been established for an annual period, WVE will coordinate with SNC to schedule each such flight during the annual period which WVE will reserve for SNC. If SNC has not entered into a binding commitment to execute any such flight by no later than [***] prior to the scheduled flight date, WVE will coordinate with SNC to provide that scheduled flight date opportunity and any and all equipment, materials and other resources that WVE may have prepared, committed or reserved for such flight date opportunity to another customer of WVE. In such case, WVE will coordinate with SNC for a replacement flight date later in that same annual period, but if it is not commercially reasonable for WVE and SNC to do so or WVE and SNC are otherwise unable to do so, such missed flight date opportunity shall be “rolled over” into the subsequent annual period as contemplated by and subject to the foregoing terms and limitations set forth in this Section 1(f).

2)	PROGRAM OPPORTUNITY TEAMING AGREEMENTS

a) If the Opportunity Review Board determines that joint pursuit of a particular Candidate Opportunity is appropriate and for opportunities under 1)(a)(i), 1)(a)(iv) (all referred to herein as a “Program Opportunity”) the Parties will negotiate and execute a binding agreement to govern the pursuit of that Program Opportunity (“Program Opportunity Teaming Agreement”). The Parties intend for each Program Opportunity Teaming Agreement to be legally binding and will contain opportunity specific exclusivity language including non-compete restrictions on either Party that withdraws from that Teaming Agreement. Should the Parties succeed in capturing a particular Program Opportunity, the Party performing as Prime for that Program Opportunity shall issue a subcontract to the remaining Party in a manner consistent with the Program Opportunity Teaming Agreement and the Proposal. The Parties shall utilize the template in Attachment A of this Strategic Agreement, as the structure of the Program Opportunity Teaming Agreement.

b) The Program Opportunity Teaming Agreement shall define which Party will be the Prime for that Program Opportunity with the other Party being a subcontractor to the Prime Party.

i. Except for the [***] case described in 2)(b)(ii), SNC shall perform the Prime role for Program Opportunities where SNC has an existing relationship as described in 1)(a)(i) and 1(a)(iv)

ii. WVE shall perform the Prime role for all Program Opportunities where the solicitation requires the Prime to be a small business such as Small Business Innovation Research (SBIR) or programs set aside for small business.

iii. For jointly pursued [***] cases of 1)(a)(ii), 1(a)(iii), 1(a)(v) and any opportunities outside the Market the Parties decide to pursue jointly, the Parties shall mutually select the Prime by which of the two Parties:

a. Meets the eligibility and compliance requirements for the program including but not limited to security classification, small business only, DCAA approved processes, etc.

b. Is better positioned to win the program as Prime

c. Is more capable of performing Prime oversight of, and responsibility for, the entire opportunity scope of work and/or multiple subcontractors

d. Identified and/or brought the opportunity to the Opportunity Review Board

c) The Program Opportunity Teaming Agreement shall utilize the respective strengths and capabilities of the Parties with an objective of providing the most capable and competitive team to maximize probability of winning and successfully performing the Program Opportunity. The Program Opportunity Teaming Agreement will define the respective responsibilities of the Parties for that specific Program Opportunity. As a starting point, Attachment B of this Strategic Agreement defines the typical roles and responsibilities for the Parties and provides a structure and baseline division of those work responsibilities based on current capabilities and strengths of the Parties. Specific Party responsibilities and work scope set forth in each Program Opportunity Teaming Agreement may vary from that listed in Attachment B herein. The Parties shall consider the specific unique requirements and circumstances of each Program Opportunity to determine any changes in specific work responsibility allocation for each specific Program Opportunity Teaming Agreement.

d) If the Parties mutually agree to perform joint testing or product development activities in the pursuit of one or more opportunities, the responsibilities, obligations, rights, ownership and restrictions of the Parties shall be included in a Program Opportunity Teaming Agreement. As a minimum allocation of work responsibilities, funding obligations, intellectual property rights/ownership, and sale or use restrictions shall be addressed therein.

e) If a joint pursuit results in the customer awarding a Prime Contract to the Party assigned the role of Prime, that Party shall award a Subcontract to the other Party. The subcontract shall be consistent with the allocation of work established by the associated Program Opportunity Teaming Agreement and the Proposal submitted to the customer upon which the customer based the selection of the Party for award of the Prime Contract.

3)	EXPENSES

Except for any obligations arising out of 2)(d) and/or except for any compensation which may be paid to the Parties in accordance with any resulting prime contract or subcontract, the Parties agree that each Party will bear all its costs, risks, and liabilities incurred arising out of its performance of this Agreement including, but not limited to, the costs associated with each Party’s respective marketing, sales and proposal activities.

4)	NATURE OF RELATIONSHIP

a) Independent Contractors. The Parties hereto are independent contractors and nothing herein shall be deemed to constitute or create a joint venture, partnership, formal business organization, or relationship of principal and agent. Neither Party shall have any power or authority to accept on behalf of the other any offer, agreement, or contract, or to make, incur, contract or create any claim, promise, guarantee, debt, obligation, expense or liability of any kind whatsoever in the name of, on behalf of, or for the account of the other Party.

b) Compliance with Laws. This Agreement is intended neither to create an exclusive relationship in derogation of the applicable anti-trust laws nor to prejudice the Customer in any way with respect to any action that it may take in procuring goods or services on the basis of competitive proposals. The above exclusivity obligations represent the minimum obligations necessary to achieve the purpose of this Agreement. The Parties intend this Agreement to be consistent with all applicable US government procurement regulations and solicitation terms. To the extent that a law, regulation, or solicitation term applies and there is a conflict between this term and the applicable law, regulation, or solicitation term, the law, regulation, or solicitation term shall govern to the minimal extent necessary to comply with the law, regulation, or solicitation term. The requirements of this Agreement shall otherwise remain in full force.

5)	ASSIGNMENT

This Agreement is not assignable or otherwise transferrable by either Party (except to a legally recognized successor in interest to all or substantially all of the Party’s assets) without the prior written consent of the other Party to this Agreement.

6)	EXPIRATION/TERMINATION OF AGREEMENT

a) This Agreement shall automatically expire on December 31, 2027.

b) This Agreement may be terminated or extended by the mutual, written agreement of the Parties.

c) Either Party may unilaterally terminate this Agreement for any of the following reasons, so long as the terminating Party has notified the other Party of its intent to terminate, the reason for such termination, and allowed the other Party no less than [***] prior to the effective termination date in which to cure the stated reason:

i. Actual failure of the other Party to fulfill its obligations hereunder.

ii. Anticipated failure of the other Party to fulfill its obligations hereunder, or anticipated inability of the other Party to perform the Work, due to: (i) inadequate financial capability or (ii) loss or material degradation of corporate capabilities which are essential to the Program requirements, including without limitation loss or unavailability of the other Party’s key employees; or

iii. The insolvency of the other Party or the filing by or against the other Party of a petition, arrangement, or proceeding seeking an order for relief under the bankruptcy laws of the United States, a receivership for any of the assets of the other Party, a composition with or assignment for the benefit of creditors, a readjustment of debt, or the dissolution or liquidation of the other Party.

d) Either Party may unilaterally terminate this Agreement upon the sale or merger of all or a substantial portion of the assets of either Party or the sale or merger of the division or group charged with performing the Work.

e) In the event of such termination as set forth in Articles 6.c and 6.d, the non-breaching Party may seek any remedy available to it at equity or law.

f) Either Party may unilaterally terminate this Agreement for any reason or no reason at all by giving the other Party [***] notice of such an intent.

g) Termination of this Agreement shall not impact the enforceability or performance of any Teaming Agreements, scope or subcontracts issued for current or past Program Opportunities.

h) Effect of Termination for 6)(c). Within [***] of the termination of this Agreement, a good faith effort will be made to determine disposition of material items and remaining funding.

7)	DISCLOSURE AND PROTECTION OF PROPRIETARY INFORMATION; NO EXPORT

a) Proprietary Information. The disclosure of all Proprietary Information, as defined in Attachment C, shall be governed by the terms and conditions of the NDA, which is attached hereto and incorporated by reference as Attachment B. The Parties hereby agree to extend the term of the NDA to cover the entirety of this Agreement.

b) Controlled Information. The Parties and their employees shall not disclose any information furnished hereunder in any manner contrary to the laws and regulations of the United States of America, including but not limited to, the Export Administration Regulations of the U.S. Department of Commerce, the International Traffic in Arms Regulations of the U.S. Department of State, and the National Industrial Security Program Operating Manual (DoD 5220.22-M).

8)	RIGHTS TO INTELLECTUAL PROPERTY

a) Intellectual Property (IP) created or conceived in the course of performing this Agreement shall remain the property of, or shall be assigned to, [***], which will be further defined in each Program Opportunity Teaming Agreement.

b) Each Party shall grant to the other Party a license to the IP owned by each Party at least to the extent necessary to satisfy the obligations under this Agreement, the terms of which will be further defined in each Program Opportunity Teaming Agreement.

c) Any further terms for IP development, ownership, and licenses will be directly addressed in each Program Opportunity Teaming Agreement.

9)	PUBLICITY AND CUSTOMER CONTACTS

During the term of this Agreement and except as otherwise agreed to by the Parties through Opportunity Review or otherwise, neither Party shall make any public statements or to release any publicity concerning this Agreement without the prior written consent of the other Party. This provision shall not apply to any disclosure deemed by any Party’s counsel to be required by law or by regulation of any federal, state, or local government agency.

10)	DISPUTE RESOLUTION

a) The Parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation. If the matter has not been or cannot be resolved through mediation, or if either Party will not participate in a mediation, such controversy or claim shall be resolved by means of binding arbitration before a single neutral arbitrator in accordance with the then-existing Commercial Arbitration Rules of the American Arbitration Association, including the Optional Rules for Emergency Measures of Protection. No demand for arbitration may be made after the date when the institution of legal or equitable proceedings based on such claim or dispute would be barred by the applicable statute of limitation. The arbitrator’s compensation and costs shall be shared equally by the parties. The location of the arbitration shall be Sparks, Nevada.

b) Continue to Perform. The Parties will continue to perform under this Agreement during the dispute resolution process.

c) Injunctive Relief. A party may apply to the arbitrator seeking injunctive relief until an arbitration award is rendered or the dispute is otherwise resolved, provided, however, that such injunctive relief shall not include an injunction preventing the submission of the Proposal. In the alternative, a party may apply to any court of competent jurisdiction (without regard to the restrictions of this clause) to obtain an injunction to prevent immediate harm while a dispute is proceeding through arbitration.

11)	LIMITATION OF LIABILITY

a) Except for liability arising from articles 4(b), 7, and 12(a), in no event shall the parties be liable for any special, incidental, indirect, consequential, or punitive damages or for the loss of profit, revenue, or data, even if advised of such potential loss or damage.

b) Except for liability arising from articles 4(b), 7, and 12(a), in no event shall either party’s total aggregate liability under this agreement exceed that party’s actual costs incurred in performing this agreement.

12)	GENERAL

a) Indemnification. Each Party (the “Indemnitor”) shall indemnify, defend, and hold harmless the other Party from any and all third party claims, damages, suits, actions, judgments, liabilities, defaults, costs and expenses asserted against or incurred against the other Party as a result of:

i. Any injury to or death of any person or damage or injury to any property, or for any injury or death to a third party or its property, which is caused by negligent acts or omissions (inclusive of gross negligence) or the intentional misconduct of Indemnitor, to the degree or extent so caused;

ii. Any allegation that information or data supplied by the Indemnitor is false, misleading, not current, inaccurate, or incomplete, to the extent that information was not materially altered by the other Party; and

iii. Any allegations that intellectual property or technical data supplied by the Indemnitor to the other Party under this agreement infringes upon the rights of a third party; and

iv. Any allegations that the Indemnitor failed to comply with any applicable law or regulation.

b) Notices. All notices or communications (or other normal business communications) required by this Agreement or desired to be given hereunder shall be in writing and given by certified or registered mail, return receipt requested, courier, facsimile transmission, or electronic mail. All notices shall be deemed to be given when received by the point of contact for other Party identified above. Each Party may change its point of contact by written notice to the other.

c) Force Majeure. Neither Party shall be in default of this Agreement by reason of its delay in the performance of, or failure to perform, any of its obligations hereunder if such delay or failure is caused by strikes, acts of God, of the public enemy, riots, or other events which arise from circumstances beyond the reasonable control of that Party (including, but not limited to, delay in obtaining export approval from the U.S. State Department in the event such approval is required or the revocation of such approval). During the pendency of such intervening event, each of the Parties shall take all reasonable steps to fulfill its obligations hereunder by other means and, in any event, shall upon termination of such intervening event, promptly resume its obligations under this Agreement.

d) Waiver. The waiver or failure at any time of a Party to enforce any provision of this Agreement shall not constitute a waiver of such provision or prejudice the right of that Party to enforce such provision at any subsequent time.

e) Headings. The headings contained in this Agreement are for the convenience of the Parties and shall not change the meaning or construction of the Articles.

f) Severability. This Agreement shall be severable such that the invalidity or unenforceability of any portion or provision of this Agreement shall in no way affect the validity or enforceability of any other portion or provision. If any portion or provision of this Agreement is held invalid or unenforceable, that portion or provision shall be replaced by a mutually acceptable provision(s), which being valid, legal, and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.

g) Survival. The following provisions shall survive the expiration or termination of this agreement: 3, 4(a), 4(b), 6(e), 7, 8, 10, 11, and 12.

h) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. The interpretation of the rights and duties of the Parties shall be governed by the laws of the State of Delaware, without regarding to conflict of law principles.

i) Entire Agreement. This Agreement, including all exhibits, attachments and appendices hereto, sets forth the entire understanding and agreement of the Parties with respect to the subject matter, superseding any prior or contemporaneous written or oral agreements thereon. No arrangement is created between the Parties until this Agreement is signed by duly authorized representatives of both Parties. This Agreement may not be amended or modified except by agreement in writing signed by duly authorized representatives of the Parties.

j) Non-Solicitation of Employees. Both Parties agree that during the term of this Agreement and for 1 (one) year thereafter, neither Party shall directly or indirectly solicit any employee(s) of the other Party who are associated with this Agreement, without the prior written consent of the other Party. This clause, however, shall not restrict in any way the right of either Party to hire individuals responding to general solicitations.

k) Compliance with Applicable Laws. The Parties shall, at all times during the term of this Agreement, comply with all applicable laws and regulations, including without limitation the Anti-Kickback Act (41 U.S.C. § 51-58 et. seq.) and the Foreign Corrupt Practices Act (15 U.S.C. §§ 78M, 78dd-1 et. seq.), and shall refrain from engaging in any illegal, unethical or deceptive practices.

l) Attorney Fees and Costs. If any action or proceeding is commenced in order to enforce or interpret the provisions of this Agreement, or to recover damages as a result of an alleged breach of any of the provisions of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees and costs.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the Effective Date in duplicate originals by their duly authorized representatives.

SIERRA NEVADA CORPORATION		WORLD VIEW ENTERPRISES, INC.

By:	/s/ Jon Burgoyne	By:	/s/ Ryan M. Hartman
Name: Jon Burgoyne		Name: Ryan M. Hartman
Title: Chief Operating Officer		Title: President and CEO

Date: 2 November 2022		Date: 2 November 2022

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

ATTACHMENT A – to STRATEGIC AGREEMENT

PROGRAM OPPORTUNITY TEAMING AGREEMENT TEMPLATE

Parties:	Sierra Nevada Corporation (SNC) [***] [***]	World View Enterprises, Inc. (WVE) [***] [***]

Points of Contact for contractual communications:	For SNC: [name, address, phone, email, fax]	For WVE: [name, address, phone, email, fax]

Effective Date:		Target Program:

Target Customer:		Target Solicitation Number:

Date of Applicable Non-Disclosure Agreement (included as Attachment B): 23 March 2022 (the NDA)

THIS AGREEMENT (the “Agreement”) is entered into as of the Effective Date by and between SNC and WFE (hereinafter, collectively, the “Parties” and singularly the “Party”).

WITNESSETH:

WHEREAS, the Parties, because of their complementary capabilities, have entered into a Strategic Agreement dated __/__/__ to pursue select Program Opportunities in the Stratospheric Navigable Polyethylene Lighter Than Air High Altitude Balloon Based Platform Market. In accordance with that Strategic Agreement, the parties determined that they would benefit from a teaming arrangement between their respective organizations in order to develop the best management and technical approach to the Program to be procured by the Customer through a contract issued pursuant to the above-referenced Solicitation (hereinafter the “Prime Contract”); and

WHEREAS, in accordance with the criteria established in the Strategic Agreement, the Parties concluded a mutual effort in preparation of a proposal in response to the Solicitation (hereinafter the “Proposal”) with ________ performing in the role of Prime Contractor (hereinafter “Prime”) would enhance the likelihood of a Prime Contract award to team and also benefit the Customer by resulting in a more competitive proposal; and

WHEREAS, the other Party, ________ will participate in pursuit of the Program, proposal preparation and performance of the Program in the role of Subcontractor (hereinafter “Subcontractor” or “Teammate”) to the Prime should that Party receive a Prime Contract for the Program; and

WHEREAS, the Parties wish to enter into this Agreement to set forth more fully the terms and conditions pursuant to which the Parties will, as a team, pursue the Program and perform any contract(s) resulting therefrom; and

WHEREAS, in the event that Prime receives the Prime Contract, the Parties have agreed to the respective responsibilities of work to be performed by individual Parties on the Prime Contract, as set forth in the statement of work attached hereto as Attachment A and incorporated herein by this reference (hereafter referred to as the “Effort”).

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OBLIGATIONS OF THE PARTIES

a) Prime Obligations. During the term of this Agreement, Prime will:

i) assume primary responsibility for: i) directing the Parties’ strategy and activities in pursuit of the Prime Contract; and ii) preparing and submitting the Proposal;

ii) identify Teammate in the Proposal as the proposed subcontractor for Teammate’s portion of the Effort, as set forth in Attachment A;

iii) in the event that Prime receives the Prime Contract, assume primary responsibility for all work under the Prime Contract except for those portions of the Effort assigned to Teammate in Attachment A

iv) at all times have the ability to make a final decision regarding whether it will submit the Proposal.

b) Teammate Obligations. During the term of this Agreement, Teammate will:

i) assist Prime in reasonable marketing and sales efforts for the Program;

ii) provide reasonable assistance in the development and preparation of the Proposal, dedicating sufficient resources and personnel to the Proposal efforts, including, but not limited to, providing personnel at Prime’s facility, if mutually agreed upon by the Parties;

iii) prepare and furnish Prime with information reasonably related to the Proposal including, but not limited to, technical data, cost or pricing data, cost estimates, detailed statements-of-work, and binding proposals for its portion of the Effort consistent with Prime’s price to win strategy;

iv) respond in a timely manner to Prime’s requests for additional data and information;

v) participate, to the extent deemed necessary by Prime, in negotiations and other communications with the Customer including preparing fact finding responses; and

vi) provide whatever support as may be reasonably requested by the Customer or Prime during the proposal process.

c) Altered or Eliminated Requirements. The work specified in Attachment A is based upon the Parties’ current understanding of the Program. If, during the term of this Agreement, the Customer materially alters or eliminates the requirements of the Program, then Prime may (A) terminate this Agreement in its entirety; (B) terminate any portion of this Agreement pertaining to altered or eliminated requirements; or (C) alter Attachment A to reflect the altered or eliminated requirements.

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2)	AWARD OF SUBCONTRACTS

a) In the event Prime is awarded a Prime Contract, the Parties shall enter into good faith negotiations for a subcontract (hereinafter, the “Subcontract”) to Teammate covering the portion of the Effort assigned to Teammate in Attachment A, provided that:

i) the Prime Contract includes the portion of the Effort assigned to Teammate in Attachment A in whole or in part:

ii) the Parties mutually agree to acceptable subcontract provisions including, but not limited to, mandatory Customer flow-down terms and conditions, additional Customer flow-down terms and conditions that are necessary for Prime to administer the Subcontract, a statement of work, subcontract pricing terms, and other terms and conditions; and

iii) the Customer approves Teammate as a subcontractor and/or the Subcontract, if required.

3)	EXPENSES

Except for the compensation which may be paid to the Parties in accordance with any resulting prime contract or subcontract, the Parties agree that each Party will bear all its costs, risks, and liabilities incurred by it arising out of its performance of this Agreement including, but not limited to, the costs associated with each Party’s respective marketing, sales and proposal activities.

4)	NATURE OF RELATIONSHIP

a) Independent Contractors. The Parties hereto are independent contractors and nothing herein shall be deemed to constitute or create a joint venture, partnership, formal business organization, or relationship of principal and agent. Neither Party shall have any power or authority to accept on behalf of the other any offer, agreement, or contract, or to make, incur, contract or create any claim, promise, guarantee, debt, obligation, expense or liability of any kind whatsoever in the name of, on behalf of, or for the account of the other Party.

b) Exclusive Relationship. During the term of this Agreement, the Parties will not independently pursue the Program. Further, the Parties will not team or work with any other party on the Program or participate with or support any third party in furtherance of pre-proposal, proposal, or pre-contract activities relating to the Program which are or may in any way be considered competitive to the award of the Prime Contract to Prime. Notwithstanding the foregoing, Prime may, at its discretion, enter into other relationships with third parties that involve the third party’s performance of portions of the Effort not assigned to Teammate in Attachment A. Also notwithstanding the foregoing, nothing in this Agreement shall be interpreted to prevent or limit the Customer’s right to disapprove the participation of Teammate on any portion of the Program.

c) Compliance with Laws. This Agreement is intended neither to create an exclusive relationship in derogation of the applicable anti-trust laws nor to prejudice the Customer in any way with respect to any action that it may take in procuring goods or services on the basis of competitive proposals. The above exclusivity obligations represent the minimum obligations necessary to achieve the purpose of this Agreement. The Parties intend this Agreement to be consistent with all applicable US government procurement regulations and solicitation terms. To the extent that a law, regulation, or solicitation term applies and there is a conflict between this term and the applicable law, regulation, or solicitation term, the law, regulation, or solicitation term shall govern to the minimal extent necessary to comply with the law, regulation, or solicitation term. The requirements of this Agreement shall otherwise remain in full force.

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5)	Assignment

This Agreement is not assignable or otherwise transferrable by either Party (except to a legally recognized successor in interest to all or substantially all of the Party’s assets) without the prior written consent of the other Party to this Agreement.

6)	EXPIRATION/TERMINATION OF AGREEMENT

a) Expiration. This Agreement shall automatically expire upon the first of any of the following events:

i) Official announcement from the Customer of the award of the Prime Contract to a party other than the Party mutually assigned by the team the role of Prime, but only if the award is not protested. If the award is protested, this Agreement shall remain in effect until all protest-related proceedings are completed and award to a third party is finalized; or

ii) Customer disapproval of the selection of Teammate as Prime’s subcontractor or team member, or Customer direction to select someone other than Teammate for the portion of the Effort assigned to Teammate in Attachment A, in whole or in substantial part; or

iii) Execution of the Subcontract between Prime and Teammate following award of the Prime Contract to Prime; or

iv) Failure of the Parties, despite their good faith efforts, to reach an agreement on a subcontract within [***] from the commencement of active negotiations, which commencement shall not be deemed to have occurred (A) prior to the Prime Contract award to Prime, or (B) later than [***] following the award of the Prime Contract to Prime; or

v) The elapsing of [***] from the date of this Agreement, unless award of the Prime Contract is made to Prime or any other party during the [***] period, or unless Prime’s proposal remains under evaluation by the Customer; or

vi) Official notification by the Customer of the cancellation of the solicitation for the Program; or

vii) A determination by Parties that the procurement has been materially altered such that the team is no longer competitive in the pursuit of the Prime Contract; or

viii) A written notification by the Customer that either Party is ineligible for participation in the Program due to a conflict of interest, or a determination by the Parties that an actual or potential organizational conflict of interest exists, thus reducing Prime’s likelihood of receiving the Prime Contract; or

ix) Either Party is or becomes ineligible for award due to debarment or suspension.

b) Termination by Agreement. This Agreement may be terminated or extended by the mutual, signed, written agreement of the Parties.

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c) Termination for Cause. Either Party may unilaterally terminate this Agreement for any of the following reasons, so long as the terminating Party has: (A) notified the other Party of its intent to terminate and the reason for such termination; and, (B) allowed the other Party no less than [***] prior to the effective termination date to cure the stated reason:

i) Failure of the other Party to perform a material obligation hereunder;

ii) Anticipated failure of the other Party to fulfill its obligations hereunder, or anticipated inability of the other Party to perform the work required of it under Attachment A, due to: (A) inadequate financial capability or (B) loss or material degradation of capabilities that are essential to the Program requirements, including without limitation loss or unavailability of the other Party’s key employees, certifications, or approved business systems;

iii) The insolvency of the other Party or the filing by or against the other Party of a petition, arrangement, or proceeding seeking an order for relief under the bankruptcy laws of the United States, a receivership for any of the assets of the other Party, a composition with or assignment for the benefit of creditors, a readjustment of debt, or the dissolution or liquidation of the other Party.

d) Non-Participation. Either Party may decide that it no longer wishes to participate in the Procurement in any manner, provided that such decision is communicated at least [***] prior to the Proposal due date. In the event of such a decision or termination for cause in 6(c), the non-participating or breaching Party shall be prohibited from responding to the Solicitation or supporting in any manner a competitor’s proposal for the Solicitation or the Program.

7)	DISCLOSURE AND PROTECTION OF PROPRIETARY INFORMATION; NO EXPORT

a) Proprietary Information. The disclosure of all Proprietary Information, as defined in Attachment B, shall be governed by the terms and conditions of the NDA, which is attached hereto and incorporated by reference as Attachment B. The Parties hereby agree to extend the term of the NDA to cover the entirety of this Agreement.

b) Controlled Information. The Parties and their employees shall not disclose any information furnished hereunder in any manner contrary to the laws and regulations of the United States of America, including but not limited to, the Export Administration Regulations of the U.S. Department of Commerce, the International Traffic in Arms Regulations of the U.S. Department of State, and the National Industrial Security Program Operating Manual (DoD 5220.22-M).

8)	RIGHTS TO INTELLECTUAL PROPERTY

a) Intellectual property created or conceived in the course of performing this Agreement shall remain the property of the originating Party. Intellectual property created or conceived jointly shall be negotiated in good faith.

9)	PUBLICITY AND CUSTOMER CONTACTS

a) Publicity. During the term of this Agreement, Teammate agrees not to make any public statements or to release any publicity concerning this Agreement, the Program, or a resulting Subcontract without the prior written consent of SNC. This provision shall not apply to any disclosure deemed by any Party’s counsel to be required by law or by regulation of any federal, state, or local government agency.

b) Customer Contact. All contacts with the Customer relating to the Program shall be made by Prime. In the event that Teammate receives any Customer-initiated communications, Teammate shall notify Prime of the communication and shall coordinate its response with Prime, as appropriate. In any event, Teammate shall provide Prime with summary notifications of all communications from or to the Customer.

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10)	DISPUTE RESOLUTION

a) The Parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation. If the matter has not been or cannot be resolved through mediation, or if either Party will not participate in a mediation, such controversy or claim shall be resolved by means of binding arbitration before a single neutral arbitrator in accordance with the then-existing Commercial Arbitration Rules of the American Arbitration Association, including the Optional Rules for Emergency Measures of Protection. No demand for arbitration may be made after the date when the institution of legal or equitable proceedings based on such claim or dispute would be barred by the applicable statute of limitation. The arbitrator’s compensation and costs shall be shared equally by the parties. The location of the arbitration shall be Sparks, Nevada.

b) Continue to Perform. The Parties will continue to perform under this Agreement during the dispute resolution process.

c) Injunctive Relief. A party may apply to the arbitrator seeking injunctive relief until an arbitration award is rendered or the dispute is otherwise resolved, provided, however, that such injunctive relief shall not include an injunction preventing the submission of the Proposal. In the alternative, a party may apply to any court of competent jurisdiction (without regard to the restrictions of this clause) to obtain an injunction to prevent immediate harm while a dispute is proceeding through arbitration.

11)	LIMITATION OF LIABILITY

a) EXCEPT FOR LIABILITY ARISING FROM ARTICLES 4(b), 7, AND 12(a), IN NO EVENT SHALL THE PARTIES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE, OR DATA, EVEN IF ADVISED OF SUCH POTENTIAL LOSS OR DAMAGE.

b) EXCEPT FOR LIABILITY ARISING FROM ARTICLES 4(b), 7, AND 12(a), IN NO EVENT SHALL EITHER PARTY’S TOTAL AGGERGATE LIABILITY UNDER THIS AGREEMENT EXCEED THAT PARTY’S ACTUAL COSTS INCURRED IN PERFORMING THIS AGREEMENT.

12)	GENERAL

a) Indemnification. Each Party (the “Indemnitor”) shall indemnify, defend, and hold harmless the other Party from any and all third party claims, damages, suits, actions, judgments, liabilities, defaults, costs and expenses asserted against or incurred against the other Party as a result of:

i) Any injury to or death of any person or damage or injury to any property, or for any injury or death to a third party or its property, which is caused by negligent acts or omissions (inclusive of gross negligence) or the intentional misconduct of Indemnitor, to the degree or extent so caused;

ii) Any allegation that information or data supplied by the Indemnitor is false, misleading, not current, inaccurate, or incomplete, to the extent that information was not materially altered by the other Party; and

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iii) Any allegations that intellectual property or technical data supplied by the Indemnitor to the other Party under this agreement infringes upon the rights of a third party; and

iv) Any allegations that the Indemnitor failed to comply with any applicable law or regulation.

b) Notices. All notices or communications (or other normal business communications) required by this Agreement or desired to be given hereunder shall be in writing and given by certified or registered mail, return receipt requested, courier, facsimile transmission, or electronic mail. All notices shall be deemed to be given when received by the point of contact for other Party identified above. Each Party may change its point of contact by written notice to the other.

c) Force Majeure. Neither Party shall be in default of this Agreement by reason of its delay in the performance of, or failure to perform, any of its obligations hereunder if such delay or failure is caused by strikes, acts of God, of the public enemy, riots, or other events which arise from circumstances beyond the reasonable control of that Party (including, but not limited to, delay in obtaining export approval from the U. S. State Department in the event such approval is required or the revocation of such approval). During the pendency of such intervening event, each of the Parties shall take all reasonable steps to fulfill its obligations hereunder by other means and, in any event, shall upon termination of such intervening event, promptly resume its obligations under this Agreement.

d) Waiver. The waiver or failure at any time of a Party to enforce any provision of this Agreement shall not constitute a waiver of such provision or prejudice the right of that Party to enforce such provision at any subsequent time.

e) Headings. The headings contained in this Agreement are for the convenience of the Parties and shall not change the meaning or construction of the Articles.

f) Severability. This Agreement shall be severable such that the invalidity or unenforceability of any portion or provision of this Agreement shall in no way affect the validity or enforceability of any other portion or provision. If any portion or provision of this Agreement is held invalid or unenforceable, that portion or provision shall be replaced by a mutually acceptable provision(s), which being valid, legal, and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.

g) Survival. The following provisions shall survive the expiration or termination of this agreement: 3, 4(a), 4(c), 6(d), 7, 8(a), 10, 11, and 12.

h) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. The interpretation of the rights and duties of the Parties shall be governed by the laws of the State of Delaware, without regarding to conflict of law principles.

i) Entire Agreement. This Agreement, including all exhibits, attachments and appendices hereto, sets forth the entire understanding and agreement of the Parties with respect to the subject matter, superseding any prior or contemporaneous written or oral agreements thereon. No teaming arrangement is created between the Parties until this Agreement is signed by duly authorized representatives of both Parties. This Agreement may not be amended or modified except by agreement in writing signed by duly authorized representatives of the Parties.

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j) Non-Solicitation of Employees. Both Parties agree that during the term of this Agreement and for one year thereafter, neither Party shall directly or indirectly solicit any employee(s) of the other Party who are associated with this Agreement, without the prior written consent of the other Party. This clause, however, shall not restrict in any way the right of either Party to hire individuals responding to general solicitations.

k) Compliance with Applicable Laws. The Parties shall, at all times during the term of this Agreement, comply with all applicable laws and regulations, including without limitation the Anti-Kickback Act (41 U.S.C. § 51-58 et. seq.) and the Foreign Corrupt Practices Act (15 U.S.C. §§ 78M, 78dd-1 et. seq.), and shall refrain from engaging in any illegal, unethical or deceptive practices.

l) Attorney Fees and Costs. If any action or proceeding is commenced in order to enforce or interpret the provisions of this Agreement, or to recover damages as a result of an alleged breach of any of the provisions of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees and costs.

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Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the Effective Date in duplicate originals by their duly authorized representatives.

SIERRA NEVADA CORPORATION	WORLD VIEW ENTERPRISES, INC.

By:	By:
Name:	Name:
Title:	Title:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Attachment A (to Program Opportunity Teaming Agreement)

Baseline Work Responsibilities of the Parties Template

[NOTE: Attachment B of the associated Strategic Agreement between the Parties provides the starting point baseline for the Parties discussions to establish the respective work responsibilities of the Parties for any resulting Contract for this Program Opportunity. The specific duties will be altered as necessary to align with: unique requirements and circumstances associated with this specific Program Opportunity, latest capabilities and strengths of the Parties, providing the most competitive proposal, and providing best likelihood of successful Program execution. The general structure is shown below.]

1. Prime is responsible is responsible for performing all work required by the Prime Contract not specifically identified as responsibility of the Teammate herein. This includes, but is not limited to:

a.	Program Management including, but not limited to:

i. Preparation and submission of all proposals for contract changes, additions or deletions to the Program

ii. Preparation and delivery of all contract deliverables including both configuration items and data items

iii. Oversight of all first tier subcontractors including the Teammate

iv. Compliance with contract requirements including required Government regulations and flow down of those requirements to first tier subcontractors as necessary to achieve compliance

v. Customer communications and interface

vi. Risk management

vii. Delivery of contract deliverables to the customer

viii. Billing to and receipt of payments from the customer

b. Briefly list and describe other tasks and responsibilities

c. .........

2. Teammate is responsible for:

a. Briefly list and describe other tasks and responsibilities

b. .........

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Attachment B (to Program Opportunity Teaming Agreement Template)

Agreement of Disclosure and Safeguarding of Proprietary Information

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

ATTACHMENT B (To Strategic Agreement)

BASELINE WORK RESPONSIBILITIES OF THE PARTIES

1. Prime Contractor is responsible for performing all work required by the Prime Contract not specifically identified as responsibility of the other Party herein. This includes, but is not limited to:

a. Program Management including, but not limited to:

i. Preparation and submission of all proposals for contract changes, additions or deletions to the Program

ii. Preparation and delivery of all contract deliverables including both configuration items and data items

iii. Oversight of all first tier subcontractors including the other Party

iv. Compliance with contract requirements including required Government regulations and flow down of those requirements to first tier subcontractors as necessary to achieve compliance

v. Customer communications and interface

vi. Risk management

b. Delivery of contract deliverables to the customer

c. Billing to and receipt of payments from the customer

2. SNC is responsible for:

a. Systems Engineering for HAB programs including Model Based Systems Engineering (MBSE), MOSA compliance, and requirements management.

b. Design, development, production/fabrication, selection, procurement, and integration of the terrestrial Mission Systems including, but not limited to: ground station infrastructure, ground station software (payload command and control and other software as required by contract/customer/requirements), ground based datalink equipment, ground mobility vehicles and/or equipment, MIL storage and transportability enclosure, ground support equipment (GSE), maintenance equipment, servicing equipment, navigation aids, etc. including collaboration with World View to establish interfaces with and requirements to the HAB platform and subsystems.

c. Design, development, production/fabrication, selection, procurement, and integration of the following airborne portions of HAB systems

i. Airborne Mission Systems and equipment including but not limited to:

1. [***], et al.

2. Any and all other mission payload aspects such as, but not limited to: dispensers, transmitters, receivers, designators, power conditioning and distribution, communications relays, MIL GNSS (i.e. A-PNT, M-code, Anti-Jam), computational / processing elements, platform integration, network infrastructure, etc.

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3. Line of Sight (LOS) and Beyond Line of Site (BLOS) – air to ground, ground to air, air to air, and satellite datalinks

4. Gondola Integration with World View support

5. Secondary Power Systems as required to meet Mission Requirements

6. Mission System software (including that provided by Kutta and other software suppliers) except for the autopilot and Artificial Intelligence software that processes platform inputs and provides inputs to the flight/mission control or autopilot software

7. Information Assurance and Network Cybersecurity including ATO

d. System test program including subsystem, development and operational testing in partnership with World View as well as Verification and Validation activity.

e. Oversight, management and development of the overall [***] system sustainment activity including, but not limited to: analysis, development and implementation of reliability, maintainability, supportability, maintenance, repair, overhaul, supply, training, technical manuals, transportability, packaging & handling, contractor maintenance service and contractor operator and analyst services.

f. Implementation and performance of the sustainment activities for the terrestrial mission systems (2.f) and the portions of the airborne systems defined in 2.c through 2.c.i.7.

g. For contracts where SNC is Prime, system deployment and Integrated Logistical Support program (ILSP) and life cycle support of the end users requirements.

3. World View is responsible for:

a. Design, development and production of a technical requirements compliant High Altitude Balloon (HAB) platform other than the portions of the platform specifically assigned to SNC above. To the extent required by the HAB requirements, this includes to the but is not limited to:

i. Lift Gas Envelop, Ballast Air Envelope

ii. Altitude Control Subsystem (ACS) including blower system

iii. Flight controls including autopilot and software that processes aircraft sensor inputs and provides input to the flight/mission control or autopilot software

iv. Electrical system to including generation, storage, distribution for flight systems (ex. Altitude Control System) and trunk distribution point for SNC’s Mission System segments

v. Lift Gas handling to include fill components, metering, storage, distribution, level sensing/reporting, etc

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vi. Flight sensors and flight management and control hardware (e.g. actuators, barometric measurement system, IMU, compass, luminance, etc.)

vii. Navigation avionics, civil aviation transponders, Regulatory Compliant Exterior Lighting, etc

viii. HAB aircraft status and health sensing/monitoring

b. Development and maintenance of HAB platform documentation and design artifacts: specifications, interface control documents, technical data packages, safety program, airworthiness documentation, mass properties, flight electrical power management including ACS and Avionics battery subsystem, autopilot and software documentation, ground handling, shipping and packaging requirements, supporting documentation for MBSE, test program and associated plans, procedures and results reports, reliability information

c. Provide support to SNC for the HAB air vehicle portion of activities in 2.a – 2.f above that SNC has primary responsibility. This includes providing HAB elements, technical data and program management data (e.g. IMS), technical expertise and advice, participation in customer meetings, proposals for changes to system/program requirements

d. Implementation and performance of the sustainment activities defined for the overall LTA-HAP sustainment program (2.e) for the airborne portions of the airborne systems defined in 3 – 3.a.viii above.

e. For payloads that WV has developed and flown and has existing vendor relationships, WV will arrange for the payload procurement and integration unless otherwise driven by customer requirements.

4. The Party not assigned the Prime Contractor role is responsible for performing all work defined in their subcontract statement of work while meeting cost, schedule and requirements defined in the subcontract. This includes, but is not limited to:

a. Program Management including, but not limited to:

i. Preparation and submission of all proposals for subcontract changes, additions or deletions to the Program

ii. Manage all activities required by the Subcontract Statement of Work while meeting all requirements including cost and schedule

iii. Preparation and delivery of all subcontract deliverables to the Prime Contractor including both configuration items and data items

iv. Oversight of any lower tier subcontractors or suppliers to the Party

v. Compliance with required Government regulations and creating flow down of those requirements to any second tier subcontractors or suppliers as necessary to achieve compliance

vi. Risk management

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vii. Manage the subcontract in support of the Prime

b. Billing to and receipt of payments from the Prime Contractor

c. Manage the S/C, support the prime in management, perform the duties from either 2. Or 3. Above

d. Support the Prime Contractor with information and customer meetings, conferences and briefings on the subcontractor’s areas of responsibility as required.

5. Prime Contract required activities not covered in 1 – 4 above are mutually assigned to either of the Parties on a program/contract opportunity case by case basis.

6. Joint Development or Test and Evaluation Project

a. Project Description

b. Responsibilities of the Prime

c. Responsibilities of the Subcontractor Party

d. Permissible Sales and Use of resulting products and data

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Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Attachment C to Strategic Agreement

Agreement of Disclosure and Safeguarding of Proprietary Information

[***]

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Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Attachment D to Strategic Agreement

Minimum Annual Flight Commitment Terms

Sierra Nevada agrees to an annual minimum flight commitment that serves as a reservation of a certain number of flights within World View’s flight manifest for each contract year. World View will provide annually a table of flight pricing to SNC based on flight type, duration, and number purchased no later than [***] before the agreement renewal date. SNC will determine the makeup of their annual commitment no later than the date of agreement or renewal signing and coordinate per section 1g of the Strategic Agreement for manifest reservations. Flight costs provided will reflect a standard set of conditions. All effort will be made to accommodate any needed deviations from these conditions, and pricing for the program will be adjusted accordingly and agreed to within each teaming agreement or subcontract. The below pricing, payment milestones, and conditions are presented for the first contract year.

2023 Contract Year Flight Commitment:

SNC commits to a $5,000,000 minimum commitment consisting of a selection of flight options from the below table, to be determined by the end of the calendar year. The number of flights determined upon agreement or renewal signing will lock in the flight rate for any additional flights requested later in the contract year.

Buy of [***] to [***] manifested Stratollite 1.0 flights	[***]-day flight	$[***]/flight
	[***]-day flight	$[***]/flight
	[***]-day flight	$[***]/flight

Buy of [***] manifested Stratollite 1.0 flights	[***]-day flight	$[***]/flight
	[***]-day flight	$[***]/flight
	[***]-day flight	$[***]/flight

Buy of Z-Class flight	<[***] day flight	$[***]/flight

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Milestone Payment Table:

Event	Activity	Payment – Stratollite 1.0	Payment – Z-Class
Strategic Agreement Signing – [***]	Long-lead items purchase, manifest reservation	[***]% of total annual commitment value

Balloon Readiness	Balloon build, inspection, and certification complete	$[***] per complete build (may be ahead of actual contracted individual flight)	$[***] per complete build (may be ahead of actual contracted individual flight)

Vehicle Readiness	Platform build, payload integration and test complete	$[***] per complete stratocraft build (may be ahead of actual contracted individual flight)	N/A

Launch	Successful Stratollite Launch	Per contracted individual flight	Per contracted individual flight

Flight Operations	Flight and control of Stratollite	Per contracted individual flight	Per contracted individual flight

Payload Recovery	Flight Termination and Payload Recovery	Per contracted individual flight	Per contracted individual flight

Final Report	Delivery of Summary Final Report	Per contracted individual flight	Per contracted individual flight

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Assumptions, Inclusions, and Exceptions:

The above pricing is only valid for the specific plans and assumptions listed below. Pricing will be adjusted for any deviations to the below items.

Applicable ICDs:

Stratollite 1.0 ICD Document Number E03-00008-000 Rev-

Z-Class ICD Document Number E03-00032-000 Rev -

1)	LAUNCH AND FLIGHT OPERATIONS

a. Launch from Spaceport Tucson in Tucson, Arizona

b. Flight over land with intention/ability to recover flight vehicle

c. Flight Operations conducted by WV personnel at WV headquarters in Tucson, AZ

d. Pricing does not include WV support of a remote Mission Operations Center

e. For Stratollite flights, One WV ground station at the launch location is included, to be operated while the HAB(s) are within range

f. WV personnel will conduct system landings and recoveries

2)	PAYLOAD

a. Payload is a standard payload within the current published Stratollite or Z Class Interface Control Documents

b. Payload will be integrated onto Craft with WV engineering support at WV HQ in Tucson, AZ. Price will be adjusted for any additional integration requirements in the event of different payload requirements or travel requirement to a different location for integration/engineering support.

c. If secure storage is required for a payload, SNC will provide

d. SNC is responsible for regulatory approval of any GFE payload and its emissions

e. Not included are licenses/fees associated with securing flight authorizations and frequency allocations for payloads if required

f. No WV provided EO/IR payload is included in the price

3)	OTHER

a. Licensing for import/export and/or ITAR (if so designated) are not included in this proposal

b. Pricing does not include insurance costs, if required

c. Negotiated terms and conditions between WV and SNC apply

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d. Final configurations and modifications to the standard Stratollite will be agreed to during the proposal phase of the specific opportunities to which these reserved manifested flights will be applied.

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